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         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
         AMENDED (THE "ACT"). THIS NOTE MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.


                                 PROMISSORY NOTE

Orem, Utah
May 20, 2003                                                      $1,000,000.00

                  FOR VALUE RECEIVED, Q COMM INTERNATIONAL, INC., a Utah corporation (hereinafter called the "Borrower"), hereby promises to pay to the order of Jurika Family Trust U/A 1989 or registered assigns (the "Holder") the sum of ONE MILLION Dollars ($1,000,000.00), on August 31, 2004 (the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of twelve percent (12%) per annum (the "Initial Interest Rate") from the date hereof (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise, shall be payable semi-annually in arrears. Any amount of principal or interest on this Note that is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date thereof until the same is paid ("Default Interest"). Interest shall commence accruing on the Issue Date, shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall be payable semi-annually in arrears. All payments due hereunder shall be made in lawful money of the United States of America. Whenever any amount expressed to be due by the terms of this Note is due on any day that is not a business day, the same shall instead be due on the next succeeding day that is a business day. As used in this Note, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of Orem, Utah are authorized or required by law or executive order to remain closed. This Note shall be unsecured.

                  The following terms shall apply to this Note:


                          ARTICLE I. EVENTS OF DEFAULT

                  If any of the following events of default (each, an "Event of Default") shall occur:

                  1.1 Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, at the due date therefor and such failure shall continue for a period of five (5) days after written notice thereof to the Borrower from the Holder.

                  1.2 Breach of Covenants. The Borrower breaches any material term of this Note, the Securities Purchase Agreement, dated the date hereof, between the Borrower and the Holder pursuant to which this Note is being issued, the Stock Purchase Warrant, dated the date hereof, issued by the Borrower to the Holder pursuant to the Purchase Agreement (the "Purchase Agreement"), and, if curable, such breach continues for a period of ten (10) days after written notice thereof to the Borrower from the Holder.

                  1.3 Receiver or Trustee. The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.


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                  1.4 Bankruptcy. Bankruptcy, insolvency, reorganization or
liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower and if instituted against Borrower is not dismissed within sixty (60) days.


                            ARTICLE II. MISCELLANEOUS

                  2.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  2.2 Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be 1145 South 1680 West, Orem, Utah 84058. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

                  2.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

                  2.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. The Borrower may not assign its obligations hereunder without the prior written consent of the Holder, except for assignments by operation of law. The Holder may only assign this Note in compliance with the securities of the laws of the United States and those states having jurisdiction over such transfers and then only to an "accredited investor" (as defined in Rule 501(a) of the 1933 Act).

                  2.5 Governing Law. THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN SAN FRANCISCO, CALIFORNIA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY THAT DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.



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                  2.6. Severability. In the event that any provision of this
Note is invalid or enforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  2.7 Payments. All payments under this Note shall be applied as follows: (i) first to reimburse Holder for all fees, costs and other expenses incurred by Holder to enforce this Note and collect any amounts due and payable under this Note; (ii) second to all accrued and unpaid interest; and (iii) third, to the repayment of the outstanding principal amount due hereunder.


                             ARTICLE III. PREPAYMENT

                  3.1. Prepayment. Notwithstanding anything to the contrary contained in this Note, the Borrower may prepay this Note, in whole or in part, at any time without premium or penalty.

                  IN WITNESS WHEREOF, Borrower has caused this Debenture to be signed in its name by its duly authorized officer this 20th day of May, 2003.


                                       Q COMM INTERNATIONAL, INC.



                                       By:      ______________________________
                                                Paul Hickey
                                                Chief Executive Officer




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